Dreyfus
Massachusetts
Tax Exempt
Bond Fund
Semi-Annual
Report

November 30, 1997

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on the Dreyfus Massachusetts Tax Exempt Bond Fund for the six-month period ended November 30, 1997. Your Fund produced a total return, including share price changes and dividend income, of 5.44%.* The Fund's tax-free annualized distribution rate per share was 5.01%.**

Economic Review

   Almost everything went right for the U.S. economy over the reporting period. In its seventh year of expansion, the economy showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at its lowest level in almost a decade, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems. If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What is all but certain is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.

   Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by an unemployment rate at a quarter-century low (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy is an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.

   The production side of the economy continued its robust advance. Industrial output rose consistently, and while the factory utilization rate (a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation. Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.

   The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena. The recent international turbulence underscored the close economic relationships that exist among all countries, particularly in this age of multinational companies and pervasive global capitalism.

Market Environment

   While early concerns over mounting inflationary pressures did send interest rates to their highest levels of the year at the start of this period, there quickly emerged a school of thought owing to the evolution of a "new paradigm" of economic growth. Proponents of this concept hold to the notion that the economy could operate at or near full capacity with low levels of unemployment without the commensurate increase in the rate of inflation we have come to expect from past experiences due to the combined forces of technological advances which have significantly increased the productivity of the nation's labor force, and global competition emanating from the world's emerging economies. As this concept gathered a following among market participants, prices rose and yields declined. In his July Humphrey Hawkins testimony before Congress, however, Federal Reserve Board Chairman Alan Greenspan called to question this concept when compared to the weight of evidence posed by recent economic history. As a result of his comments, bond prices sold off sharply in early August as market participants returned a yield premium to valuations in anticipation of a shift to a less accommodative stance in monetary policy.

   The subsequent rise in interest rates proved to be relatively muted, however, as attention soon shifted from domestic economic affairs to the rolling series of crises sweeping the emerging markets of Southeast Asia which culminated in the formal devaluation of the currencies of Thailand, Malaysia and Indonesia. Concerned over the potentially deflationary impact these devaluations would have on prices around the globe, investors began to accumulate fixed income securities as an alternative to the resulting volatility of the equity markets. As it became apparent that larger, more established Asian economies like those of South Korea and Japan were not immune to the troubles sweeping the region, the scope of the problem expanded and the demand for the perceived "safe haven" of U.S. fixed income securities pushed yields to their lowest levels of the year.

   While buoyed by the same factors throughout the most recent period, municipal bonds underperformed their taxable counterparts on a relative basis. The reason for this was that during the early strength of the markets, municipals were supported by a formidable supply/demand dynamic which pushed tax exempt yields to a level which, when viewed as a percentage of taxable yields, were relatively expensive by historical standards. Consequently, as taxable yields declined over the period, tax exempt yields moved in a similar though more restrained fashion. This relative underperformance during the period now places municipal bonds as inexpensive versus taxable alternatives.

Portfolio Overview

   In managing the Fund, cash reserve positions were drawn to levels only necessary to fulfill portfolio liquidity requirements. Assets were directed toward higher quality securities offering generous levels of tax-free income as well as the potential for significant principal appreciation as yields declined. In this way, portfolio duration was extended to make it more sensitive to a declining interest rate environment. Throughout this process we continued to strive to enhance the liquidity and performance characteristics of the Fund by extending the optional redemption provisions and improving the underlying creditworthiness of its holdings.

   We appreciate your investment in the Dreyfus Massachusetts Tax Exempt Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.

                                      Very truly yours,

                                      /s/ Richard J. Moynihan

                                      Richard J. Moynihan
                                      Director, Municipal Portfolio Management
                                      The Dreyfus Corporation

December 18, 1997
New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Investments                         November 30, 1997 (Unaudited)

                                                                                             Principal
Long-Term Municipal Investments--93.5%                                                        Amount               Value
-------------------------------------------------------------------------------            -------------       -------------
Massachusetts--88.6%
Boston 5%, 11/1/2016 (Insured; FGIC)...........................................            $   2,500,000       $   2,443,075

Boston -- Mount Pleasant Housing Development Corp., MFHR, Refunding
   6.75%, 8/1/2023 (Insured; FHA)..............................................                1,650,000           1,746,773

Haverhill 5%, 6/15/2017 (Insured; FGIC)........................................                1,500,000           1,465,215

Mansfield, Municipal Purpose Loan 5.125%, 8/15/2017 (Insured; FGIC)............                1,685,000           1,669,195

Mashpee, Municipal Purpose Loan 5.50%, 2/1/2017 (Insured; MBIA) (a)............                2,525,000           2,585,625

Massachusetts Bay Transportation Authority, General Transportation System
   Refunding 6.20%, 3/1/2016...................................................                4,225,000           4,753,632

Massachusetts Commonwealth, Consolidated Loan
   5.625%, 8/1/2013 (Insured; MBIA)............................................                7,140,000           7,437,452

Massachusetts Education Loan Authority, Education Loan Revenue
   8%, 6/1/2002 (LOC; Rabobank Nederland) (b)..................................                  660,000             676,434

Massachusetts Health and Educational Facilities Authority, Revenue:
   (Faulkner Hospital) 6%, 7/1/2013............................................                2,000,000           2,051,280
   (Massachusetts General Hospital):
      6.25%, 7/1/2020 (Insured; AMBAC).........................................                3,500,000           3,753,400
      Refunding 6%, 7/1/2015 (Insured; AMBAC)..................................                2,000,000           2,096,640
   (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)...........................                1,000,000           1,088,370
   (Medical Academic & Scientific) 6.625%, 1/1/2015 ...........................                3,000,000           3,275,520
   (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA) ...................                5,000,000           5,417,250
   (New England Medical Center Hospitals) 6.50%, 7/1/2012 (Insured; FGIC)......                2,000,000           2,176,740
   (Newton - Wellesley Hospital) 5.875%, 7/1/2015 (Insured; MBIA)..............                2,000,000           2,108,560
   (Refunding - Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)..........                1,140,000           1,201,651
   (Refunding - Berklee College of Music):
      5%, 10/1/2018 (Insured; MBIA)............................................                1,075,000           1,050,436
      5.10%, 10/1/2027 (Insured; MBIA).........................................                6,100,000           5,926,577
   (Refunding - Daughters of Charity) 6.10%, 7/1/2014..........................                1,100,000           1,172,545
   (Refunding - Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)..................                1,000,000           1,078,790
   (Sisters Providence Health System) 6.625%, 11/15/2022.......................                3,510,000           3,734,605

Massachusetts Housing Finance Agency, Revenue:
   Housing Projects, Refunding:
      6.30%, 10/1/2013 (Insured; AMBAC)........................................                1,000,000           1,057,590
      6.375%, 4/1/2021.........................................................                4,300,000           4,529,663
   Multi-Family Residential Housing 9.60%, 8/1/2022............................                1,745,000           1,757,669
   Rental Housing:
      6.50%, 7/1/2025 (Insured; AMBAC).........................................                1,500,000           1,607,085
      6.45%, 1/1/2036 (Insured; AMBAC).........................................                2,135,000           2,287,759
      6%, 7/1/2037 (Insured; AMBAC)............................................                2,650,000           2,724,545
      Refunding 6.65%, 7/1/2019 (Insured; AMBAC)...............................                2,475,000           2,654,809
   Single-Family Housing 6.35%, 6/1/2017.......................................                2,700,000           2,868,156

Massachusetts Industrial Finance Agency, Revenue:
   (Babson College):
      5.375%, 10/1/2017........................................................                2,125,000           2,136,858
      5.25%, 10/1/2027.........................................................                3,200,000           3,124,352

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             November 30, 1997 (Unaudited)


                                                                                             Principal
Long-Term Municipal Investments (continued)                                                   Amount               Value
-------------------------------------------------------------------------------            -------------       -------------
Massachusetts (continued)
Massachusetts Industrial Finance Agency, Revenue (continued):
   Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016.................             $  2,945,000        $  3,189,258
   (Refunding - College of the Holy Cross) 5.50%, 3/1/2020 (Insured; MBIA).....                1,870,000           1,891,748
   (Refunding - Holy Cross College):
      6%, 11/1/2002............................................................                  400,000             429,420
      6.375%, 11/1/2015 (Prerefunded 11/1/2002) (c) ...........................                2,000,000           2,209,620
   (Refunding - Merrimack College):
      5%, 7/1/2017 (Insured; MBIA).............................................                1,000,000             976,760
      5%, 7/1/2027 (Insured; MBIA).............................................                4,400,000           4,222,724
   (Refunding-- Phillips Academy) 5.375%, 9/1/2023.............................                4,330,000           4,335,542
   (Refunding-- Worcester Polytechnic Institute) 5.125%, 9/1/2017 (Insured; MBIA)              1,000,000             988,170

Massachusetts Municipal Wholesale Electric Co.
   Power Supply System Revenue, Refunding:
      6.40%, 7/1/2002..........................................................                  400,000             432,136
      6.125%, 7/1/2019 (Insured; MBIA).........................................                1,000,000           1,059,420

Massachusetts Port Authority, Revenue:
   5%, 7/1/2027................................................................                2,500,000           2,395,650
   Special Facilites (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)..........                5,000,000           5,194,700
   Special Project (Harborside Hyatt) 10%, 3/1/2026............................                8,000,000           8,935,760

Massachusetts Turnpike Authority, Metropolitan Highway Systems Revenue
   Zero Coupon, 1/1/2028 (Insured; MBIA).......................................               20,000,000           4,093,200

Massachusetts Water Pollution Abatement Trust
   (Pool Loan Program) 5.625%, 2/1/2017........................................                5,000,000           5,240,300

North Attleborough 5.25%, 3/1/2017 (Insured; AMBAC)............................                1,680,000           1,688,921

Northampton (School Project Loan Act of 1948) 5.75%, 5/15/2016 (Insured; MBIA).                1,520,000           1,591,774

South Essex Sewage District, Refunding:
   5.25%, 6/15/2018 (Insured; MBIA)............................................                2,720,000           2,719,918
   5.25%, 6/15/2024 (Insured; MBIA)............................................                2,810,000           2,782,125

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC) .................................                1,000,000           1,082,850

Uxbridge, Municipal Purpose Loan 5.40%, 11/15/2016 (Insured; MBIA).............                1,600,000           1,623,776

U.S. Related--4.9%

Guam Airport Authority, Revenue 6.70%, 10/1/2023...............................                3,000,000           3,260,460

Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Revenue
   5%, 7/1/2028 (Insured; AMBAC) (d)...........................................                2,500,000           2,431,175

Virgin Islands Water and Power Authority, Electric System Revenue
   7.40%, 7/1/2011.............................................................                1,915,000           2,071,992
                                                                                                                ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $139,847,149)......................                                 $148,505,650
                                                                                                                ============

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Investments (continued)             November 30, 1997 (Unaudited)

                                                                                             Principal
Short-Term Municipal Investments--6.5%                                                        Amount               Value
-------------------------------------------------------------------------------            -------------       -------------
Massachusetts:
Massachusetts Health and Educational Facilities Authority, Revenue:
   (Saint Elizabeth's Hospital) 3.61% (Insured; FSA) (f).......................            $   3,650,000       $   3,650,000
   VRDN (Capital Assets Program):
      3.75% (Insured; MBIA) (e) ...............................................                2,000,000           2,000,000
      3.80% (LOC; First Chicago International) (b,e)...........................                4,700,000           4,700,000
                                                                                                                ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $10,350,000)......................                                 $ 10,350,000
                                                                                                                ============
TOTAL INVESTMENTS--100.0% (cost $150,197,149)...................................                                $158,855,650
                                                                                                                ============

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------


Summary of Abbreviations
---------------------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
FGIC       Financial Guaranty Insurance Company             MBIA       Municipal Bond Investors Assurance
FHA        Federal Housing Administration                                Insurance Corporation
FSA        Financial Security Assurance                     MFHR       Multi-Family Housing Revenue
                                                            VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------------------------------------------------------
Fitch (g)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------           -----------------
AAA                            Aaa                            AAA                                60.1%
AA                             Aa                             AA                                  6.8
A                              A                              A                                  14.0
BBB                            Baa                            BBB                                 7.3
F-1+ & F-1                     MIG1, VMIG1 & P1               SP1 & A1                            4.2
Not Rated (h)                  Not Rated (h)                  Not Rated (h)                       7.6
                                                                                                ------
                                                                                                100.0%
                                                                                                ======


Notes to Statement of Investments:
----------------------------------------------------------------------------

(a) Wholly held by the custodian in a segregated account as collateral for a delayed-delivery security.

(b)  Secured by letters of credit.

(c)  Bonds  which  are  prerefunded  are   collateralized  by  U.S.   Government
     Securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(d)  Purchased on a delayed-delivery basis.

(e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(f) Inverse floater security - the interest rate is subject to change periodically.

(g) Fitch currently provides creditworthiness information for a limited number of investments.

(h) Securites which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(i)  At November 30, 1997, 32.6% of the Fund's net assets are insured by MBIA.



                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities              November 30, 1997 (Unaudited)

                                                                                                Cost               Value
                                                                                            ------------        ------------
ASSETS:                       Investments in securities--See Statement of Investments       $150,197,149        $158,855,650
                              Cash.............................................                                      594,924
                              Interest receivable..............................                                    2,546,358
                              Prepaid expenses ................................                                        4,514
                                                                                                                ------------
                                                                                                                 162,001,446
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                       62,457
                              Payable for investment securities purchased......                                    7,877,938
                              Payable for shares of Beneficial Interest redeemed                                       9,676
                              Accrued expenses.................................                                       19,881
                                                                                                                ------------
                                                                                                                   7,969,952
                                                                                                                ------------

NET ASSETS.....................................................................                                 $154,031,494
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $145,526,318
                              Accumulated undistributed investment income--net.                                       41,848
                              Accumulated net realized gain (loss) on investments                                   (195,173)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4(b)......................                                    8,658,501
                                                                                                                ------------
NET ASSETS.....................................................................                                 $154,031,494
                                                                                                                ============

SHARES OUTSTANDING
(unlimited number of $.01 par value shares of Beneficial Interest authorized)..                                    9,182,101

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                       $16.78
                                                                                                                      ======

                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Operations         Six Months Ended November 30, 1997 (Unaudited)

INVESTMENT INCOME

INCOME                        Interest Income............................                                     $4,474,334


EXPENSES:                     Management fee--Note 3(a)..................                   $458,600
                              Shareholder servicing costs--Note 3(b).....                     70,391
                              Professional fees..........................                     24,478
                              Trustee's fees and expenses--Note 3(c).....                     12,345
                              Registration fees..........................                     10,121
                              Custodian fees.............................                      7,920
                              Prospectus and shareholders' reports.......                      4,664
                              Loan commitment fees--Note 2...............                        858
                              Miscellaneous..............................                      6,586
                                                                                            --------
                                Total Expenses...........................                                        595,963
                                                                                                              ----------



INVESTMENT INCOME--NET...................................................                                      3,878,371
                                                                                                              ----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:


                              Net realized gain (loss) on investments....                  $997,384
                              Net realized gain (loss) on financial futures                (144,813)
                                                                                           --------

                                Net Realized Gain (Loss).................                                        852,571

                              Net unrealized appreciation (depreciation) on
                                investments (including $81,250 net unrealized
                                appreciation on financial futures).......                                      3,426,941
                                                                                                              ----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                      4,279,512
                                                                                                              ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $8,157,883
                                                                                                              ==========


                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
--------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Six Months Ended
                                                                                           November 30, 1997     Year Ended
                                                                                              (Unaudited)       May 31, 1997
                                                                                           ------------------   -------------
OPERATIONS:
   Investment income--net.................................................                    $  3,878,371      $  8,034,509
   Net realized gain (loss) on investments................................                         852,571           506,950
   Net unrealized appreciation (depreciation) on investments..............                       3,426,941         3,622,119
                                                                                              ------------      ------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                       8,157,883        12,163,578
                                                                                              ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                      (3,857,859)       (8,013,173)
                                                                                              ------------      ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................                       8,016,130        32,801,752
   Dividends reinvested...................................................                       2,798,867         5,947,192
   Cost of shares redeemed................................................                     (12,462,980)      (43,241,424)
                                                                                              ------------      ------------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                   (1,647,983)       (4,492,480)
                                                                                              ------------      ------------
         Total Increase (Decrease) in Net Assets..........................                       2,652,041          (342,075)

NET ASSETS:
   Beginning of Period....................................................                     151,379,453       151,721,528
                                                                                              ------------      ------------
   End of Period..........................................................                    $154,031,494      $151,379,453
                                                                                              ============      ============
Undistributed investment income--net......................................                    $     41,848      $     21,336
                                                                                              ------------      ------------

                                                                                                 Shares            Shares
                                                                                              ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................                         483,081         2,034,296
   Shares issued for dividends reinvested.................................                         168,338           366,496
   Shares redeemed........................................................                        (752,004)       (2,682,998)
                                                                                              ------------      ------------
      Net Increase (Decrease) in Shares Outstanding.......................                        (100,585)         (282,206)
                                                                                              ============      ============


                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                              Six Months Ended                   Year Ended May 31,
                                              November 30, 1997    --------------------------------------------------
PER SHARE DATA:                                  (Unaudited)        1997       1996       1995       1994       1993
                                             ------------------    ------     ------     ------     ------     ------
   Net asset value, beginning of period.            $16.31         $15.86     $16.25     $16.03     $17.01     $16.20
                                                    ------         ------     ------     ------     ------     ------
   Investment Operations:
   Investment income--net................              .42            .85        .88        .91        .91        .97
   Net realized and unrealized gain (loss)
      on investments....................               .47            .45       (.39)       .22       (.52)       .81
                                                    ------         ------     ------     ------     ------     ------
   Total from Investment Operations.....               .89           1.30        .49       1.13        .39       1.78
                                                    ------         ------     ------     ------     ------     ------
   Distributions:
   Dividends from investment income--net.             (.42)          (.85)      (.88)      (.91)      (.92)      (.97)
   Dividends from net realized gain on
      investments.......................              --             --         --         --         (.21)      --
   Dividends in excess of net realized gain on
      investments.......................              --             --         --         --         (.24)      --
                                                    ------         ------     ------     ------     ------     ------
   Total Distributions..................              (.42)          (.85)      (.88)      (.91)     (1.37)      (.97)
                                                    ------         ------     ------     ------     ------     ------
   Net asset value, end of period.......            $16.78         $16.31     $15.86     $16.25     $16.03     $17.01
                                                    ======         ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN.................             10.85%(1)       8.37%      3.06%      7.39%      2.07%     11.27%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets             .78%(1)        .79%       .79%       .80%       .80%       .81%
   Ratio of net investment income
      to average net assets.............              5.07%(1)       5.27%      5.43%      5.77%      5.30%      5.83%
   Portfolio Turnover Rate..............             13.81%(2)      38.29%     60.67%     38.34%     29.73%     85.29%
   Net Assets, end of period (000's Omitted)      $154,031       $151,379   $151,722   $160,750   $168,473    $183,601

------------
(1)   Annualized.
(2)   Not annualized.

                       See notes to financial statements.

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Massachusetts Tax Exempt Bond Fund ("the Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $1,145,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1997. If not applied, the carryover expires in fiscal 2003.

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended November 30, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1997, the Fund was charged $23,638 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $34,653 pursuant to the transfer agency agreement.

   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchange service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended November 30, 1997, redemption fees amounted to $54.

NOTE 4--Securities Transactions:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended November 30, 1997, amounted to $25,720,696 and $19,979,148, respectively.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss.

  These investments require initial margin deposits with a custodian,

Dreyfus Massachusetts Tax Exempt Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At November 30, 1997, there were no financial futures contracts outstanding.

   (b) At November 30, 1997, accumulated net unrealized appreciation on investments was $8,658,501 consisting of $8,699,064 gross unrealized appreciation and $40,563 gross unrealized depreciation.

   At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Massachusetts
Tax Exempt Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 WashingtonStreet
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



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